Exhibit 10(i)

                             SECOND AMENDMENT
                                    TO
                          JOINT VENTURE AGREEMENT
                                    OF
                 ELGIN RIVERBOAT RESORT - RIVERBOAT CASINO


     THIS SECOND AMENDMENT TO JOINT VENTURE AGREEMENT is made and entered into as of the 6th day of October, 1994 by and among NEVADA LANDING PARTNERSHIP, an Illinois general partnership, and RBG, L.P., an Illinois limited partnership.

                           W I T N E S S E T H:

     WHEREAS, the parties have heretofore entered into that certain Joint Venture Agreement by and among Nevada Landing Partnership and RBG, L.P., dated as of December 18, 1992, as amended by agreement dated as of July 15, 1993 (the "Joint Venture Agreement"); and

     WHEREAS, the parties desire to amend the Joint Venture
Agreement to change the Joint Venture's principal place of business and to amend the notice provisions.

     NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

     1. Section 2.4 of the Joint Venture Agreement is hereby amended in its entirety as follows:

         "2.4 Location of the Principal Place of Business. The location of the principal place of business of the Joint
     Venture shall be at 250 South Grove, Elgin, Illinois 60120."

     2. The Joint Venture Agreement is hereby further amended by amending the second sentence of Section 11.2 as follows:

     "All such notices or other communications shall be addressed to the parties at their respective addresses as set forth on the signature page hereof with a copy to Neal Gerber & Eisenberg, Two North LaSalle Street, Chicago,Illinois 60606,
     Attention:  Mindy C. Sircus.

     3. Except as provided herein, the Joint Venture Agreement is hereby confirmed and the terms and provisions thereof, as modified hereby, shall remain in full force and effect.

     4. This Amendment may be executed in counterparts, each of which shall be an original, and all of which when taken together shall constitute one and the same document.




     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first written above.

                             RBG, L.P. an Illinois limited
                             partnership

                             By:  HCCA CORPORATION, its general
                                  partner



                             By:  RICHARD L. SCHULZE
                                  Richard L. Schulze,
                                  Vice President


                              NEVADA LANDING PARTNERSHIP, an
                              Illinois general partnership

                              By:  GOLDSTRIKE INVESTMENTS, INC.,
                                   one of its general partners



                              By:  DAVID R. BELDING
                                   David R. Belding, President